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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2008

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          NEW JERSEY             001-33088                   22-2956711
          ----------             ---------                   ----------
(State Or Other Jurisdiction    (Commission                (IRS Employer
       Of Incorporation)         File Number)            Identification No.)


                   135 CHESTNUT RIDGE ROAD, MONTVALE, NJ 07645
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01.        OTHER EVENTS.

         On December 15, 2008, Ivivi Technologies, Inc. (the "Company") issued a press release pursuant to which the Company announced its receipt of U.S. Food and Drug Administration (FDA) 510(k) Clearance for the Company's currently marketed targeted pulsed electromagnetic field (tPEMF(tm)) therapeutic products. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

FORWARD LOOKING STATEMENTS

         This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)     Exhibits

               Exhibit 99.1 - Press release, dated December 15, 2008
                              (Exhibit 99.1 is furnished as part of
                              this Current Report on Form 8-K).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IVIVI TECHNOLOGIES, INC.


                                        By:/s/ Steven M. Gluckstern
                                           ------------------------------------
                                           Name:  Steven M. Gluckstern
                                           Title: President and Chief Executive
                                                  Officer


Date:    December 16, 2008